SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               March 1, 1998
              ________________________________________________
              Date of Report (Date of Earliest Event Reported)


                               Handy & Harman
              ________________________________________________
             (Exact Name of Registrant as Specified in Charter)


      New York                      1-5365             13-5129420
 __________________             ______________       _____________
 (State or Other Jurisdiction   (Commission File     (IRS Employer
    of Incorporation)              Number)           Identification No.)


                                 250 Park Avenue
                            New York, New York  10177
            ___________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (212) 661-2400
            ___________________________________________________
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
          ________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.  Other Events.


      On March 1, 1998, Handy & Harman, a New York corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of March 1, 1998 (the "Merger Agreement") with WHX Corporation, a Delaware corporation ("WHX"), and HN Acquisition Corp., a New York corporation and wholly-owned subsidiary of WHX (the "Purchaser").

      The Merger Agreement provides, among other things, for the acquisition by WHX of all of the outstanding shares of the Company's common stock, par value $1.00 per share (together with the related common stock purchase rights issued pursuant to the Rights Agreement (the "Rights Agreement"), dated as of January 26, 1989, as amended as of April 25, 1996, October 22, 1996 and March 1, 1998, the "Shares"), through (a) a tender offer (the "Offer") for all Shares at a price of $35.25 per share, net to the seller in cash (the "Offer Price"), and (b) a second-step merger pursuant to which the Purchaser will merge with and into the Company, with the Company as the surviving corporation in the merger (the "Merger"), and all outstanding Shares (other than Shares owned by the Company, WHX or any wholly-owned subsidiary of WHX and other than Shares held by any dissenting shareholders) will be converted into the right to receive the Offer Price in cash.

      The Offer is conditioned upon, among other things, there being validly tendered prior to the expiration date of the Offer and not withdrawn a number of Shares which, together with any Shares owned by WHX or the Purchaser, represents at least a majority of the Shares outstanding on a fully diluted basis. The conditions to the Offer are set forth in Annex A to the Merger Agreement. The Merger is subject to various closing conditions, including, without limitation, the receipt of any required shareholder approval and WHX purchasing Shares pursuant to the Offer.

      In connection with the execution of the Merger Agreement, effective as of March 1, 1998, the Company and the Rights Agent entered into an amendment to the Rights Agreement to make it inapplicable to the Offer, the Merger and the other transactions contemplated by the Merger Agreement.

      The Merger Agreement, the joint press release issued by the Company and WHX in connection therewith and the amendment to the Rights Agreement are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

 Item 7.  Financial Statements, Pro Forma Financial Information and
          Exhibits.

           (c)  Exhibits.

           99.1 Agreement and Plan of Merger, dated as of March 1, 1998, by and among WHX Corporation, HN Acquisition Corp. and Handy & Harman.

           99.2 Joint Press Release issued by Handy & Harman and WHX Corporation on March 2, 1998.

           99.3 Amendment, dated as of March 1, 1998, to Rights Agreement dated as of January 26, 1989, as amended as of April 25, 1996 and October 22, 1996.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  March 3, 1998
                          HANDY & HARMAN

                          By:  /s/  Paul E. Dixon
                               ___________________________
                               Paul E. Dixon
                               Senior Vice President, General Counsel and
                               Secretary


                               Exhibit Index

 Exhibit             Description

 99.1 Agreement and Plan of Merger, dated as of March 1, 1998, by and among WHX Corporation, HN Acquisition Corp. and Handy & Harman.

 99.2 Joint Press Release issued by Handy & Harman and WHX Corporation on March 2, 1998.

 99.3 Amendment, dated as of March 1, 1998, to Rights Agreement dated as of January 26, 1989, as amended as of April 25, 1996 and October 22, 1996.